SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                   of 1934

  Filed by the Registrant    [X]
  Filed by a Party other than Registrant    [  ]

  Check the appropriate box:

  [ ]     Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]     Definitive Proxy Statement

  [ ]     Definitive Additional Materials

  [ ]     Soliciting Material Pursuant to Rule 14a-11 (c) or Rule
          14a-12


                            CANMAX INC.

         (Name of Registrant as Specified in its Charter)


   (Name of Person(s) filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [X]     No fee required.

  [ ]     Fee computed on the table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:

  [ ]     Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

  [Company Letterhead]
  February 28, 1997



  Dear Shareholder:

  You are cordially invited to attend the annual meeting of shareholders of Canmax Inc. which will be held at the Summerfield Suites Hotel, 5901 North MacArthur Boulevard, Irving, Texas 75039, on Monday, April 21, 1997 at 2:00 p.m., Central Time. I look forward to meeting as many of our shareholders as possible.

  Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

  Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to
  sign, date and promptly return the enclosed proxy.   If you decide to
  attend the annual meeting and vote in person, you will of course have that opportunity.

  On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

  Sincerely,

  /s/ Roger D. Bryant

  Roger D. Bryant
  President & Chief Executive Officer

                                    CANMAX INC.
                             150 West Carpenter Freeway
                                 Irving, TX  75039
                           ______________________________

                   Notice of 1997 Annual Meeting of Shareholders
                         To Be Held Monday, April 21, 1997
                                  _______________

  To the Shareholders of Canmax Inc.:

  Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Canmax Inc. (the "Company") will be held at The Summerfield Suites Hotel, 5901 North MacArthur Boulevard, Irving, Texas 75039 on Monday, April 21, 1997 at 2:00 p.m., Central Time, for the following purposes:

      1. To elect 7 Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
      2. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP, to serve as independent auditors for its current fiscal year; and
      3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on February 20, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

  A list of shareholders of the Company entitled to notice of and to vote at the Meeting will be available for examination at the Meeting and during ordinary business hours from February 28, 1997 to the date of the Meeting at the principal offices of the Company at the address set forth above.

  You are cordially invited to attend the Meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

  By Order of the Board of Directors,
  /s/  Debra L. Burgess
  Debra L. Burgess
  Secretary

  February 28, 1997

                               PROXY STATEMENT
                                 CANMAX INC.
                         150 West Carpenter Freeway
                            Irving, Texas  75039
                        ____________________________


                    1997 Annual Meeting of Shareholders
                           Monday, April 21, 1997
                   _____________________________________


  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Canmax Inc., a Wyoming corporation (the "Company") for use at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at The Summerfield Suites Hotel, 5901 North MacArthur Boulevard, Irving, Texas 75039 on Monday, April 21, 1997, at 2:00 p.m., Central Time, and at any adjournments thereof.

  This Proxy Statement, the accompanying proxy card and the Annual Report of the Company are first being mailed on or about March 7, 1997, to all shareholders of the Company. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report shall not be deemed a part of this Proxy Statement.

  The Board of Directors has fixed the close of business on February 20, 1997 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, the Company had outstanding 5,012,869 shares of Common Stock, no par value ("Common Stock"). Each share of Common Stock entitles the holder to one vote. There is no cumulative voting and there are no other voting securities of the Company outstanding.

  All properly executed proxies received by the Company prior to the Meeting and not revoked will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, proxies will be voted "FOR" the election as directors of those persons named below and "FOR" the ratification of the Board of Directors' selection of independent auditors for the Company's current fiscal year. The Board of Directors of the Company knows of no business other than that mentioned herein, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. You may revoke your proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above, by submitting a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote in person. Attendance at the Meeting will not, in itself, constitute revocation of a proxy.

             ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

  Seven directors are to be elected at the Meeting, to serve until the Company's next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. Each of the nominees listed below currently serves as a director of the Company and was elected to the Board of Directors at the Company's 1996 Annual Meeting of Shareholders, except Mr. C. William Robertson. Under the Bylaws of the Company and consistent with Wyoming law, directors shall be elected by plurality vote at each annual meeting of shareholders and, accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of directors.

  Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted "FOR" the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

  The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as otherwise indicated, each of the nominees has had the same principal occupation for the last five years.

  Roger D. Bryant, 54, has served as President, Chief Executive Officer and a director of the Company since November 15, 1994. Prior to joining the Company, Mr. Bryant was President of Network Data Corporation, a private corporation in the software development industry. Mr. Bryant has also served as President of Wayne Division, USA, of Dresser Industries Inc., a manufacturer of fuel dispensing equipment, and President of Retail Petroleum Division, USA, of Schlumberger Limited. Mr. Bryant holds a degree in electrical engineering.

  Debra L. Burgess, 38, has served the Company since 1989 in increasingly responsible positions. Since November 1994, she has been the Company's Chief Operating Officer, Executive Vice President, Secretary and a director. Ms. Burgess was previously Manager of retail automation at Fina Oil and Chemical Company. Ms. Burgess is a Certified Public Accountant.

  Nick DeMare, 42, has served as a director of the Company since January 1991. Since May, 1991, Mr. DeMare has been the President and Chief Financial Officer of Chase Management Ltd., where his overall responsibility included providing a broad range of administrative, management and financial services to private and public companies with varied interests in mineral exploration and development, precious and base metals production, oil and gas, venture capital and computer software. Mr. DeMare has served and continues to serve on the boards of a number of Canadian public companies, and is a Chartered Accountant (Canada).

  Robert M. Fidler, 58, has served as a director of the Company since November 1994. Mr. Fidler joined Atlantic Richfield Company ("ARCO") in 1960, was a member of ARCO's executive management team from 1976-1993 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994. Mr. Fidler has extensive knowledge and experience in managing retail petroleum operations.

  Philip M. Parsons, 38, has served as Executive Vice President Finance, Chief Financial Officer and Treasurer since June 1, 1995 and was elected a director in December, 1995. Previously, Mr. Parsons was a Director of Financial Planning and Business Analysis for KFC International. Mr. Parsons is a Chartered Accountant (Australia).

  W. Thomas Rinehart, 57, has served as a director since May, 1991. He was co-founder and Executive Vice President of BASS, Inc. from June 1981 until his retirement in September 1992. BASS, Inc., a private corporation, is a supplier of retail automation hardware and software to the grocery store marketplace. Mr. Rinehart joined NCR in 1964 where he held various staff and management levels within its retail software development divisions.

  C. William Robertson, 55, is nominated by the Board of Directors. Since 1994, Mr. Robertson has been the Vice President Brand Marketing for Amoco Oil Company with responsibilities for all marketing activities of the petroleum products division of Amoco. Mr. Robertson joined Amoco in 1964 and has held several senior positions including Vice President of Commercial and Industrial Sales (1992-1993) and Manager - Operations and Planning Department (1991-1992). Mr. Robertson has significant experience in the petroleum and convenience store industry.

  Meetings of the Board of Directors

  The Board of Directors held 4 meetings during the fiscal year ended October 31, 1996. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended all meetings of the Board of Directors and any committee on which such director served held during the 1996 fiscal year.

  Committees of the Board of Directors

  The Audit Committee consists of Nick DeMare, Robert M. Fidler
  W. Thomas Rinehart and Gerald R. Seay (Chairman). The Audit Committee makes recommendations to the Board of Directors or Management concerning the engagement of the Company's independent public accountants and matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of the financial statements of the Company. Three meetings of the Audit Committee were held during the fiscal year ended October 31, 1996.

  The Compensation Committee consists of Nick DeMare, Robert M. Fidler,
  W. Thomas Rinehart (Chairman) and Gerald R. Seay. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of the Company's stock option and executive incentive compensation plans. Four meetings of the Compensation Committee were held during the fiscal year ended October 31, 1996.

  Compensation of Directors

  Each director who is not an officer of the Company receives a fee of $1,500 for each Board meeting attended. Directors are not compensated for attending committee meetings. Further, all directors participate in the Company's Stock Option Plan and are awarded non-qualified stock options for 5,000 shares of Common Stock, at the prevailing market prices each year, for service on the Board of Directors.

  Significant Employees

  A brief description of the business experience, age and position of certain significant employees of the Company and its subsidiaries who are not also directors is provided below.

  William C. Doolittle, 46, is Vice President of Sales and Marketing of Canmax Retail Systems Inc. and has served in that capacity since October 1996. Prior to joining the company, he held several sales and marketing positions at PHH Corporation over 17 years, including Director of Sales / Account Management and Vice President of Client Relations. Immediately prior to joining the Company, he was the Director of Strategic Accounts for PHH Vehicle Management Services.

  Ivor J. Flannery, 38, is Vice President of Advanced Research of Canmax Retail Systems Inc. and has served in that capacity since January 1989.
  Mr. Flannery joined the Company in 1983 and has held positions of increasing responsibility. Prior to joining the Company he was an Advanced Systems Engineer for a software development company which developed point of sale systems for the retail petroleum industry.

  Lynn G. Chianese, 36, is Vice President of Customer Services for Canmax Retail Systems Inc. and has served in that capacity since April 1993. Ms. Chianese joined the Company in September 1986 and has held positions of increasing responsibility. Prior to joining the Company, she was the Operations Manager for Darnell / Darcor, an international manufacturing company.

  Richard Stephens, 43, is Vice President of Development of Canmax Retail Systems Inc. and has served in that capacity since April 1995. Previously, he spent 7 years with the Wayne Division of Dresser Industries Inc., a manufacturer of fuel dispensing equipment, as Manager - Systems Software, responsible for developing point of sale systems and applications.

  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

  The following table sets forth information, as of February 20, 1997, with respect to the beneficial ownership of the Company's Common Stock by
  (i) each shareholder known by the Company to own beneficially more than 5% of such outstanding Common Stock, (ii) each current director or nominee as director of the Company, (iii) each Named Executive, as defined herein, and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned.

                                            Number
  Name of Beneficial Owner                  of Shares      % of Class

  Electronic Data Systems Corporation(1)    1,864,164 (2)      25.0%

  Roger D. Bryant                             145,000 (3)       2.8%

  Nick DeMare                                  41,880 (4)       0.8%

  W. Thomas Rinehart                           96,600 (5)       1.9%

  Philip M. Parsons                            40,400 (6)       0.8%

  Debra L. Burgess                             74,800 (7)       1.5%

  Ivor J. Flannery                             69,718 (8)       1.4%

  Robert M. Fidler                             20,000 (9)         *

  Gerald R. Seay                               17,600 (10)        *

  Richard Stephens                             15,000 (11)        *

  All Executive Officers and Directors        520,998           9.4%
  as a group (9 persons)

  * Less than 0.5%


  1. The business address for Electronic Data Systems Corporation is 5400 Legacy Drive, Plano, Texas 75024.

  2. Includes 1,598,936 shares of Common Stock which may be acquired through the exercise of stock options which are exercisable within 60 days of the Record Date ("Vested Options"). EDS has an option to acquire up to 25% of the Common Stock of the Company calculated on a fully diluted basis at the time of exercise.

  3. Includes  145,000 Vested Options.

  4. Includes 31,600 Vested Options.

  5. Includes 30,000 Vested Options.

  6. Includes 40,000 Vested Options.

  7. Includes 72,800 Vested Options.

  8. Includes 26,500 Vested Options.

  9. Includes 15,000 Vested Options.

 10. Includes 17,000 Vested Options.

 11. Includes 15,000 Vested Options.

  EXECUTIVE COMPENSATION

  The following table summarizes the compensation paid by the Company and its subsidiaries during the fiscal years ended October 31, 1996, 1995 and 1994 for services in all capacities to each of the Company's chief executive officer and the four highest paid executive officers of the Company and its subsidiaries whose total annual salary and bonus exceeded
  $100,000 (the "Named Executives").

                             SUMMARY COMPENSATION TABLE

                                 Annual Compensation

                                                                          Long Term
                                                          Other           Compensation
                                                          Annual          Awards
  Name and             Fiscal    Salary($)    Bonus ($)   Compensation    Securities
  Principal Position   Year                   (1)         ($)             Underlying Options (#)

  Roger D. Bryant      1996      169,750      73,920      18,733 (2)      210,000
  President & CEO      1995      149,827      10,000           -           35,000
                       1994            -           -           -                -

  Debra L. Burgess     1996      118,542      40,320           -           69,000
  Executive Vice       1995      104,260       4,000           -           15,800
  President, Chief     1994       78,339      30,000           -                -
  Operating Officer

  Philip M. Parsons    1996      108,750      36,960           -           55,000
  Executive Vice       1995       36,070       4,000           -           10,000
  President, Treasurer 1994            -           -           -                -

  Ivor Flannery        1996       94,050      21,056           -           15,000
  Vice President-      1995       91,055      12,750           -                -
  Advanced Research(3) 1994       83,469           -           -           11,000

  Richard Stephens     1996       94,000      21,056           -           20,000
  Vice President-      1995       52,724       4,500           -            5,000
  Development(3)       1994            -           -           -                -


  (1) Reflects bonus earned during the fiscal year but paid during the next year
  (2) Reflects compensation associated with relocation expenses incurred by Mr. Bryant.
  (3) Reflects positions held with the Company's subsidiary, Canmax Retail
      Systems Inc.

  Employment Agreements

  Dwight J. Romanica and Nancy L. Romanica, the co-founders of the Company, resigned as executive officers of the Company in November and December 1994, respectively. In January 1995, Mr. Romanica and Mrs. Romanica resigned as directors. Each of Mr. and Mrs. Romanica signed consulting agreements with the Company, whereby each individual received $55,000 per year for consulting services and agreed not to compete with the Company. The agreements expired December 31, 1996.

  Peter Lucas resigned as Chief Financial Officer and Director of the Company on June 30, 1995. Under the terms of his resignation agreement, Mr. Lucas received $4,000 per month through December 31, 1995.

  Roger D. Bryant joined the Company as its President and Chief Executive Officer on November 15, 1994. Mr. Bryant and the Company have signed an employment contract which was effective November 15, 1994 and expires November 14, 1997. In the event the Company terminates Mr. Bryant's employment between November 15, 1996 and November 14, 1997, Mr. Bryant will continue to receive his salary until November 14, 1997.

  Debra L. Burgess and the Company signed an employment contract which is effective November 1, 1994 and expires October 31, 1997. In the event the Company terminates Ms. Burgess' employment prior to October 31, 1997, without cause, Ms. Burgess is to receive up to twelve months salary.

  Stock Options

  The following table sets forth the stock options and certain hypothetical values that would exist for such options granted during the fiscal year ended October 31, 1996 to each of the Named Executives.

     OPTION GRANTS IN LAST FISCAL YEAR
                                                   Potential
                                                   Realizable Value at Assumed
  Individual Grants                                Annual Rates of Stock
                                                   Price Appreciation for Option Term (1)

                                    % of Total
                   Number of        Options
                   Securities       Granted to
                   Underlying       Employees      Exercise     Expiration
                   Options          in Fiscal      Price        Date                 5%       10%
Name               Granted          Year           ($/Sh)                           ($)       ($)

Roger D. Bryant    10,000                          2.00         7/22/01              5,526    12,210
                   50,000                          2.25        12/28/00             31,082    68,682
                   50,000                          2.25        12/28/01             38,261    86,801
                   50,000                          2.25        12/28/02             45,799   106,731
                   50,000                          2.25        12/28/03             53,714   128,654
                  ______________________                                           __________________
                  210,000           33%                                            174,381   403,078

Debra L. Burgess   19,000                          2.00         7/22/01             10,499    23,199
                   12,500                          2.25        12/28/00              7,770    17,171
                   12,500                          2.25        12/28/01              9,565    21,700
                   12,500                          2.25        12/28/02             11,450    26,683
                   12,500                          2.25        12/28/03             13,428    32,163
                  ______________________                                           __________________
                   69,000           11%                                             52,712   120,916

Philip M. Parsons   5,000                          2.00         7/22/01              2,763     6,105
                   12,500                          2.25        12/28/00              7,770    17,171
                   12,500                          2.25        12/28/01              9,565    21,700
                   12,500                          2.25        12/28/02             11,450    26,683
                   12,500                          2.25        12/28/03             13,428    32,163
                  ______________________                                           __________________
                   55,000            9%                                             44,977   103,822

Ivor J. Flannery    3,750                          2.25        12/28/00              2,331     5,151
                    3,750                          2.25        12/28/01              2,870     6,510
                    3,750                          2.25        12/28/02              3,435     8,005
                    3,750                          2.25        12/28/03              4,029     9,649
                  ______________________                                           __________________
                   15,000            2%                                             12,664    29,315

Richard Stephens    5,000                          2.25        12/28/00              3,108     6,868
                    5,000                          2.25        12/28/01              3,826     8,680
                    5,000                          2.25        12/28/02              4,580    10,673
                    5,000                          2.25        12/28/03              5,371    12,865
                  ______________________                                           __________________
                   20,000            3%                                             16,885    39,087

 (1) Based upon the per share market price on the date of grant and on annual appreciation of such market price through the expiration date of such options at the stated rates. These amounts represent assumed rates of appreciation only and may not necessarily be achieved. Actual gains, if any, are dependent on the future performance of the Common
      Stock, as well as the continued employment of the Named Executives through the vesting period. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended, and any applicable state laws.

  The following table provides information concerning the exercise of options by the Named Executives during the fiscal year ended October 31, 1996 and the number and value of such officers' unexercised options at October 31, 1996.


             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                               YEAR-END OPTION VALUES

                                                             Number of
                                                             Securities                   Value of
                                                             Underlying                   Unexercised
                                                             Unexercised                  "In-the-Money"
                                                             Options at                   Options at
                   Shares                                    FY-End (#)                   FY-End ($)
                   Acquired on      Value
 Name              Exercise (#)     Realized ($)     Exercisable  Unexercisable     Exercisable    Unexercisable
 Roger D. Bryant       0                0               95,000        150,000            0               0

 Debra L. Burgess      0                0               60,300         37,500            0               0

 Philip M. Parsons     0                0               27,500         37,500            0               0

 Ivor J. Flannery      0                0               22,750         11,250            0               0

 Richard Stephens      0                0               10,000         15,000            0               0

 The following table sets forth certain information concerning the repricing of options held by Named Executives during the 1996 fiscal year.
 See "Compensation Committee Report," below, for information concerning the repricing of options during the fiscal year ended October 31, 1996.

 Name and          Date       Number of        Market Price      Exercise Price   New         Length of
 Position                     Securities       of Stock at       at Time of       Exercise    Original
                              Underlying       Time of           Repricing or     Price ($)   Option Term
                              of               Repricing or      Amendment                    Remaining at
                              Options          Amendment         ($)                          Date of Repricing
                              Repriced         ($)                                            or Amendment
                              or Amended (#)


Debra L. Burgess   12/29/95   5,000            $2.25             $5.00            $2.25       05/12/97
Executive Vice                8,000            $2.25             $5.00            $2.25       11/10/98
President, Chief
Operating Officer

Ivor J. Flannery   12/29/95   5,000            $2.25             $6.25            $2.25       10/01/99
Vice President-               6,000            $2.25             $5.00            $2.25       08/25/99
Advanced Research             8,000            $2.25             $5.00            $2.25       05/12/97
Canmax Retail
Systems Inc.

 On October 31, 1996, there were 1,051,050 outstanding stock options with a weighted average exercise price of $3.04 per share.

  Certain Transactions

  During fiscal 1995, a director, W. Thomas Rinehart advanced the Company $250,000. The advance is unsecured and has an interest rate of 10%.
  The Company repaid principal of $124,235 and paid interest of $37,732 in fiscal 1996. The remaining principal balance of $95,765, as of October 31, 1996, is being repaid in weekly installments.

  Dwight J. Romanica and Nancy L. Romanica, the co-founders of the Company, resigned as executive officers of the Company in November and December 1994, respectively. In January 1995, Mr. Romanica and Mrs. Romanica resigned as directors. Each of Mr. and Mrs. Romanica have signed consulting agreements with the Company, whereby each individual received $55,000 per year for consulting services and agreed not to compete with the Company. The agreements expired December 31, 1996.

  Compensation Committee Interlocks and Insider Participation

  The Company has no interlocking relationships involving any of its Compensation Committee members which would be required by the Securities and Exchange Commission to be reported herein, and no officer or employee of the Company serves on its Compensation Committee.

  Compensation Committee Report

  In fiscal 1996 the Company's Compensation Committee consisted of all 4 outside directors; Messrs. DeMare, Fidler, Rinehart and Seay. The Committee was responsible for determining the compensation of the Company's executive officers and other key senior employees, including Roger D. Bryant, the Company's Chief Executive Officer, (the "Chief Executive").

  Determination of CEO and Executive Officer Compensation. The Company has strived to structure its executive compensation programs in a manner designed to attract and retain a talented and capable management team, and to provide appropriate compensation based on that team's achievement of financial performance objectives. During fiscal 1996, the Compensation Committee held primary responsibility for determining the compensation of the Chief Executive, and for approving the determinations of compensation paid to other officers and senior executives, as proposed by the Chief Executive.

  Compensation is normally paid to the Chief Executive in the form of base compensation, bonus compensation and the granting of options to buy shares of the Company's Common Stock at then prevailing market prices. Each year the Board of Directors of the Company sets forth certain financial performance objectives for the Company. The Company's ability to meet such targeted financial goals, and the Chief Executive's previous base compensation level, are the most important criteria utilized by the Compensation Committee in determining the compensation of the Chief Executive, although the Compensation Committee reviews other factors, including the compensation awarded to chief executive officers of similar corporations. Based on a review of such criteria, the Compensation Committee will determine the annual base and bonus compensation of the Chief Executive. In addition, the Compensation Committee may grant stock options in order to align the interests of the Chief Executive with those of the shareholders. With respect to the Chief Executive's compensation during fiscal 1996, the Compensation Committee primarily considered the Company's financial performance and the previously existing compensation level of the Chief Executive.

  Compensation to other executive officers is also provided in the form of base compensation, bonus compensation and the granting of stock options. Base compensation is determined based on industry norms associated with the position held by the executive and the recommendation of the Chief Executive, while bonus compensation is normally linked to specific shorter-term (e.g., one to three years) financial performance objectives. Stock options are granted to align the interests of the executive officers with those of the shareholders. The Chief Executive is principally responsible for the performance assessment of individual executive officers and provides his recommendations to the Compensation Committee for its review and approval.

  Stock Option Repricing. The Company's Stock Option Plan is intended to provide directors, executives and other key employees with increased motivation and incentive to exert their best efforts on behalf of the Company through the opportunity to benefit from appreciation in the value of the Common Stock. Due to declines in the price of the Common Stock, certain options outstanding under the Stock Option Plan were exercisable at prices which exceeded the then current market value of the Common Stock. In order to restore the incentive value to such options, the Compensation Committee in December 1995, approved the repricing of certain options held by employees, including certain Named Executives.

  On December 29, 1995, outstanding employee stock options with respect to 87,100 shares of Common Stock, with exercise prices ranging from $5.00 to $ 6.25 per share, were repriced at an exercise price of $2.25 per share, the market price of the Common Stock on that date. All other terms and conditions of the repriced options remained the same. The Committee believes that by repricing these options, the Company has restored the incentive for such employees that was intended to be provided by the prior grant of such options.

  COMPENSATION COMMITTEE:

  Nick DeMare
  Robert M. Fidler
  W. Thomas Rinehart (Chairman)
  Gerald R. Seay

  Stock Performance Graph

  The following performance table compares the cumulative total shareholder return on the Company's stock with the Nasdaq Stock Market Total Return Index (Nasdaq Index) and the Nasdaq Computer and Data Processing Services Stocks Total Return Index (Industry Index).

  The Company's stock has traded on the Nasdaq SmallCap market tier of The Nasdaq Stock Market since February 10, 1994. The comparison assumes that $100 was invested on February 10, 1994 in the Company's shares and in each of the indices. Past performance is not necessarily an indicator of future performance.

                  COMPARISON OF THREE YEARS ENDED OCTOBER 31, 1996
                               CUMULATIVE TOTAL RETURN
         Canmax Inc., Nasdaq Stock Market Index and Nasdaq Computer and Data
                              Processing Services Index


                     February  10, 1994  October  31, 1994  October 31, 1995  October 31, 1996
 Canmax Inc.         100                  39.29              21.43             11.07

 Nasdaq Index        100                  98.77             132.90            156.96

 Nasdaq Industry     100                 114.62             174.99            203.20
 Index


  The data set forth in the above table was obtained from the Nasdaq Stock Market. All Canmax share data is based on the last closing price of the month. The total return calculation is based upon weighting at the beginning of the period.

  Section 16(a) Reporting

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except Mr. Robert Fidler filed one late report concerning the purchase of 5,000 shares of the Company's Common Stock in August, 1996.

  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has approved Ernst & Young LLP, which has served as independent auditors of the Company since 1986, to serve as independent auditors of the Company for the fiscal year ending October 31, 1997, and recommends ratification by the shareholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote on this matter and represented in person or by proxy at the Meeting. Abstentions on this proposal will have the same legal effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

  In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of Ernst & Young as the Company's independent auditors without the approval of the shareholders of the Company if the Board of Directors deems such termination necessary or appropriate, A representative of Ernst & Young is expected to attend the Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                          SOLICITATION OF PROXIES

  The solicitation of proxies by the Board of Directors will be conducted primarily by mail. The Herman Group, Inc. has been retained to assist the Company in the solicitation of proxies in connection with the Meeting for a fee of $4,000 plus out-of-pocket expenses. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. The Company will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of Common Stock. The costs of the solicitation will be borne by the Company.

                          SHAREHOLDER PROPOSALS

  Any shareholder who wishes to submit a proposal for inclusion in the Company's proxy material and for presentation at the Company's 1998 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than January 31, 1998.

                             OTHER MATTERS

  The Board of Directors is not aware of any other matters that are to be presented for action at the Meeting. However, if any other matters properly come before the Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

  By Order of the Board of Directors.

  /s/  Debra L. Burgess

  Debra L. Burgess
  Secretary

  February 28, 1997

                                        PROXY

                                     CANMAX INC.
                           ANNUAL MEETING OF SHAREHOLDERS
                                    APRIL 21, 1997


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby constitutes and appoints Roger D. Bryant and Robert M. Fidler, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Canmax Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 21, 1997 and at any adjournments thereof.



  1. Election of Directors

        FOR              WITHHOLD             NOMINEES:
   All nominees         AUTHORITY             Roger D. Bryant, Debra L.
 named to the right   to vote for all         Burgess, Nick DeMare, Robert
 (except as marked     nominees named         M. Fidler, Philip M. Parsons,
  to the contrary)      to the right          W. Thomas Rinehart, C. William
                                              Robertson
                                              (INSTRUCTION: To withhold
       [   ]               [   ]              authority to vote for any
                                              individual nominee, write the
                                              nominee's name on the line
                                              below.)

                                              _____________________________


  2. To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the 1997 fiscal year.

     FOR  [  ]          AGAINST  [  ]           ABSTAIN [  ]

  3. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

  THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

  Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

  Dated: __________________________     __________________________________
                                        Signature of Shareholder

     [INSERT MAILING LABEL]             __________________________________
                                        Signature  (if jointly owned)


  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.